UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

ENERSYS

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the EnerSys 2020 Annual Meeting of Stockholders to be held on July 30, 2020
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the Proxy Statement and Annual Report, go to www.proxydocs.com/ENS. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2020 Annual Meeting and need YOUR participation.
If you would like to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before July 20, 2020.
For a Convenient Way to VIEW Proxy Materials
and
VOTE Online go to: www.proxydocs.com/ENS
Proxy Materials Available to View or Receive:
1. Proxy Statement 2. Annual Report
Printed materials may be requested by one of the following methods:
INTERNET www.investorelections.com/ENS
TELEPHONE (866) 648-8133
*E-MAIL paper@investorelections.com
You must use the 12 digit control number located in the shaded gray box below.
* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.
ACCOUNT NO.
SHARES
EnerSys Notice of Annual Meeting
Date: July 30, 2020
Time: 10:00 AM (Eastern Time)
Place: Annual Meeting to be held via the Internet - please visit www.proxydocs.com/ENS for more details
The purpose of the Annual Meeting is to take action on the following proposals:
The Board of Directors recommends that you vote “FOR” all of the director nominees in the following Proposal:
1. Election of three (3) Class I director nominees
Nominees 01 Caroline Chan 02 Steven M. Fludder 03 Paul J. Tufano
The Board of Directors recommends that you vote “FOR” each of the following Proposals:
2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year ending March 31, 2021; and
3. An advisory vote to approve the compensation of EnerSys’ named executive officers.
The Board of Directors recommends that you vote “FOR EVERY YEAR (1 YEAR)” on the following Proposal:
4. An advisory vote on the frequency of future advisory votes on executive compensation.
TO ATTEND the Annual Meeting of EnerSys, please visit www.proxydocs.com/ENS for virtual meeting registration details. The control number located in the shaded gray box will be required to register.